NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Growth Fund

Supplement dated March 11, 2011
to the Summary Prospectus dated October 15, 2010

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective May 1, 2011, the name of the NVIT Growth Fund shall be changed to the “American Century NVIT Growth Fund.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE